UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

June 1, 2022

Magnum Opus Acquisition Limited

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40266	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Unit 1009, ICBC Tower, Three Garden Road, Central, Hong Kong	00000
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (852) 3757 9857

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	OPA	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	OPA WS	The New York Stock Exchange
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	OPA.U	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

As previously reported, on March 28, 2022, Magnum Opus Acquisition Limited, a Cayman Islands exempted company (the “Company”), and Integrated Whale Media Investment Inc., a BVI business company incorporated in the British Virgin Islands (“IWM”), in its capacity as the shareholders’ representative, by mutual consent agreed to extend the termination date under that certain business combination agreement dated as of August 26, 2021 by and among the Company, IWM, Highlander Management LLC, a limited liability company incorporated in the State of Delaware, Forbes Global Holdings Inc., a wholly-owned subsidiary of IWM that is incorporated in the British Virgin Islands, and Forbes Global Media Holdings, Inc., a BVI business company incorporated in the British Virgin Islands (the “Business Combination Agreement”) to May 31, 2022 (the “Termination Date”). Pursuant to the Business Combination Agreement, IWM, in its capacity as the shareholders’ representative, may terminate the Business Combination Agreement at any time prior to the closing of the business combination (the “Closing”) by written notice to the Company if the Closing shall not have occurred by the Termination Date.

On June 1, 2022, IWM, in its capacity as the shareholders’ representative, notified the Company that it was terminating the Business Combination Agreement. All related ancillary agreements entered into in connection with the Business Combination Agreement were also terminated on June 1, 2022. The material terms and conditions of the Business Combination Agreement and the related ancillary agreements were previously disclosed in the Current Reports on Form 8-K filed by the Company with the Securities and Exchange Commission on August 26, 2021 and February 10, 2022 and are incorporated by reference herein.

The Company intends to continue to pursue the consummation of a business combination with an appropriate target.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2022

Magnum Opus Acquisition Limited

By:	/s/ Hou Pu Jonathan Lin
Hou Pu Jonathan Lin